UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 1, 2007


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      001-33002                  02-08087887
(State or other jurisdiction    (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)


                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (203) 504-1100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 1, 2007, the Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2007 and forward looking financial expectations. The Company also conducted a conference call to discuss its operating results and outlook. A copy of the press release is furnished herewith as Exhibit 99.1. A transcript of the conference call is furnished herewith as
Exhibit 99.2.

The information in this Current Report on Form 8-K under this Item 2.02, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                     Description
-----------                     -----------

Exhibit 99.1 Press release dated August 1, 2007, titled "L-1 Identity Solutions Reports Second Quarter 2007 Financial Results and Updated Financial Expectations for 2007."

Exhibit 99.2 Transcript of conference call conducted by the Company on August 1, 2007.





















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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2007
                                              L-1 IDENTITY SOLUTIONS, INC.


                                              By: /s/  James DePalma
                                                 -----------------------------
                                                 James DePalma
                                                 Executive Vice President, Chief
                                                 Financial Officer and Treasurer




















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



                                  EXHIBIT INDEX



 Exhibit No.                            Description
 -----------                            -----------

Exhibit 99.1 Press release dated August 1, 2007, titled "L-1 Identity Solutions Reports Second Quarter 2007 Financial Results and Updated Financial Expectations for 2007."


Exhibit 99.2 Transcript of conference call conducted by the Company on August 1, 2007.






















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